FINANCE RECEIVABLES, NET	12 Months Ended
Mar. 31, 2024
FINANCE RECEIVABLES, NET
FINANCE RECEIVABLES, NET

NOTE 8 — FINANCE RECEIVABLES, NET

Finance receivables, net which consists of installment of sales-type leases, were as follows:

	March 31,	March 31,
	2024	2023
Gross receivables	$216,648	$341,910
Unearned income	(13,083)	(23,430)
Subtotal	203,565	318,480
Provision for credit loss	(6,040)	(34,191)
Finance receivables, net	197,525	284,289
Less: finance receivables, net – current	(100,564)	(141,275)
Finance receivables, net – non-current	$96,961	$143,014

The allowance for credit losses represents an estimate of the losses expected to be incurred by the Company from its finance receivable.

As of March 31,2024, future minimum lease receivables under non-cancelable sales-type lease agreement are as follows:

Lease
Receivable
2025	$107,647
2026	64,833
2027	25,804
2028	18,058
2029 and thereafter	306
Total	$216,648